SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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RED METAL RESOURCES LTD.
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RED METAL RESOURCES LTD.
195 Park Avenue
Thunder Bay, Ontario, Canada P7B 1B9

April 25, 2012

Dear Fellow Stockholder,

On behalf of the board of directors and management of Red Metal Resources Ltd., I would like to cordially invite you to attend the annual meeting of the stockholders to be held on Friday, May 18, 2012, at 1:00 p.m. local time, at 195 Park Avenue, Thunder Bay, Ontario, Canada.  Our board of directors has fixed the close of business on Tuesday, April 24, 2012, as the record date.  Only stockholders who hold shares of our common stock on the record date will be entitled to receive notice of, and to vote at, the annual meeting, or any adjournments or postponements thereof.

The matters to be considered and voted upon are more fully set forth in the accompanying notice of annual meeting and proxy statement.  Your vote is very important to us, and whether or not you plan to attend the annual meeting, we ask that you please take the time to read the accompanying proxy statement and promptly complete, date, sign and return your proxy card, which you may revoke at any time prior to its use.  If you are unable to attend the annual meeting, your shares will be voted in accordance with your proxy.  If you do attend the annual meeting, and I hope you will, you may revoke the proxy and vote your shares in person.

Thank you for your investment in Red Metal Resources Ltd.

Very truly yours,
/s/ Caitlin Jeffs
Caitlin Jeffs, Chief Executive Officer

RED METAL RESOURCES LTD.
195 Park Avenue
Thunder Bay, Ontario, Canada P7B 1B9

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Friday, May 18, 2012

April 25, 2012

To the Stockholders of Red Metal Resources Ltd.:

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders (“Annual Meeting”) of Red Metal Resources Ltd., a Nevada corporation (“we”, “us”, “our”, or, the “company”), will be held on Friday, May 18, 2012 at 1:00 p.m. local time at 195 Park Avenue, Thunder Bay, Ontario, Canada.

The purpose of the meeting is to consider and vote upon the following proposals:

1.     to elect Caitlin Jeffs, Michael Thompson and John Da Costa as directors of the company;

2.     to ratify Dale Matheson Carr-Hilton LaBonte LLP as the auditors for the ensuing year; and

3.     to approve the Amended and Restated Red Metal Resources Ltd. 2011 Equity Incentive Plan.

Our board of directors has fixed the close of business on Tuesday, April 24, 2012 as the record date for determining stockholders entitled to receive notice of, and to vote at, the Annual Meeting, or any adjournments or postponements thereof.

All stockholders as of the record date are cordially invited to attend the Annual Meeting in person.  It is very important that your shares be represented at the Annual Meeting.  To ensure that your vote will be counted a proxy and postage-paid envelope have been enclosed with this Notice of Annual Meeting and proxy statement.  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO PLEASE, AS PROMPTLY AS POSSIBLE, COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.  YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.  IF YOU ATTEND THE ANNUAL MEETING YOU MAY REVOKE YOUR PROXY, IF YOU SO DESIRE, AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors
/s/ Caitlin Jeffs
Caitlin Jeffs, Secretary

PROXY STATEMENT FOR ANNUAL MEETING
OF THE STOCKHOLDERS OF
RED METAL RESOURCES LTD.
195 Park Avenue
Thunder Bay, Ontario, Canada P7B 1B9

This proxy statement and our Annual Report on Form 10-K for the fiscal year ended January 31, 2012 is first being furnished on or about May 1, 2012 by Red Metal Resources Ltd.  The proxy accompanying this proxy statement is being solicited on behalf of our board of directors.

Record Date, Voting Securities, Quorum and Voting Tabulation

Our board of directors has fixed the close of business on Tuesday, April 24, 2012 as the record date for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting, or any adjournments or postponements of it.  As of the record date, we had 17,689,634 shares of common stock issued and outstanding and entitled to vote on the matters described in this proxy statement (the “Voting Shares”).  Each Voting Share entitles the holder thereof to one vote.  The presence, in person or by proxy, of the holders of at least 3% of the Voting Shares is necessary to constitute a quorum for the transaction of business at the Annual Meeting.  If a quorum exists the proposals, with the exception of the election of directors, will be approved if 3% of the Voting Shares present in person or represented by proxy is cast in favor of the action.  Directors will be elected by a plurality of the votes cast.  Unless otherwise marked or indicated on the proxy, Voting Shares will be voted “FOR” the approval of the proposals discussed herein.

The inspector of election will determine whether or not a quorum is present.  Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of election in conjunction with information received from our transfer agent.

Voting Shares which abstain from voting as to the proposals and Voting Shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to any proposal (“broker non-votes”), will be counted for purposes of determining whether the quorum exists.  However, for purposes of determining the outcome of the proposal, broker non-votes will be treated as not present and not entitled to vote and abstentions will be treated as a vote against the proposals.

Revocability of Proxy

You may revoke any proxy that you have given pursuant to this proxy solicitation at any time before it is accepted by the inspector of election at the Annual Meeting by delivering to us either (i) a written notice of revocation, (ii) a duly executed proxy bearing a later date or (iii) by attending the Annual Meeting and voting in person.

Interests of Certain Persons in Matters to be Acted Upon

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, through security holdings or otherwise, in the action described in this proxy statement which is not shared by all other stockholders.

Expenses of this Proxy Statement

We will pay all expenses associated with the distribution of this proxy statement, including, without limitation, all expenses associated with printing and mailing.  We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in connection with sending this proxy statement to the beneficial owners of shares of our common stock.

We will only deliver one proxy statement to multiple stockholders sharing one address unless we have received prior instructions to the contrary from one or more of such stockholders.  Upon written or verbal request, we will promptly deliver a separate copy of this proxy statement and any future annual reports and proxy statements to any stockholder at a shared address to which a single copy of this proxy statement was delivered, or deliver a single copy of this proxy statement and any future annual reports and proxy statements to any stockholder or holders sharing an address to which multiple copies are now delivered.  Any such requests in writing should be directed to our principal executive offices at the following address:

RED METAL RESOURCES LTD.
195 Park Avenue
Thunder Bay, Ontario, Canada P7B 1B9
Telephone (807) 345-5380

Recommendations of the Board of Directors

This proxy solicitation is being made by the company.  The board of directors recommends a vote:

FOR the election of Caitlin Jeffs, Michael Thompson and John Da Costa as directors of the company to hold office until the next annual meeting of the stockholders, or until such time as their successors are duly elected or appointed in accordance with the company’s bylaws (Proposal 1);

FOR ratifying Dale Matheson Carr-Hilton LaBonte LLP as our choice of auditor (Proposal 2); and

FOR approving the Amended and Restated Red Metal Resources Ltd. 2011 Equity Incentive Plan (Proposal 3).

Other Business

As of the date of this proxy statement, we have no knowledge of any business other than that described in the Notice of Annual Meeting that will be presented for consideration at the Annual Meeting.  If any other business should properly come before the Annual Meeting, the persons appointed by the enclosed form of proxy shall have discretionary authority to vote all such proxies as they shall decide.

BOARD INDEPENDENCE AND COMMITTEES

Board Independence

Our stock is quoted on the OTC Bulletin Board which does not require a majority of directors who are independent.  Using the definition of “independent” as that term is defined under the rules of the NASDAQ Capital Market, we have determined that none of our directors currently in office or John Da Costa, our director nominee, qualifies as an independent director.

Stockholder Communications with the Board of Directors

Stockholders and other interested parties may contact the board of directors, or any individual director, at the following address:

RED METAL RESOURCES LTD.
195 Park Avenue
Thunder Bay, Ontario, Canada P7B 1B9

All communications received at the above address will be relayed to the board of directors or the individual member.  Communications regarding accounting, internal accounting controls or auditing matters may also be reported to the board of directors using the above address.

Board Meetings

During the fiscal year ended January 31, 2012, our board of directors held 5 meetings.  The meetings were attended by all of the directors.

Director Attendance at Annual Meeting of Shareholders

We do not have any policy requiring directors to be present at our Annual Meeting of Stockholders.  However, we anticipate that all of our director nominees, with the exception of John Da Costa, will be present at the Annual Meeting to be held on May 18, 2012.

Committees of the Board

The Board of Directors does not have any committees.

Code of Ethics

We have adopted a code of ethics that applies to all of our employees, including our principal executive officer and principal financial officer.  We will provide to any person, upon request and without charge, a copy of our Code of Ethics.  Requests should be in writing and addressed to Caitlin Jeffs, c/o Red Metal Resources Ltd., 195 Park Avenue, Thunder Bay, Ontario, Canada P7B 1B9.

Section 16(a) Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers, directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership with the Securities and Exchange Commission.  Executive officers, directors and more than 10% shareholders are required by regulations to furnish us with copies of all Section 16(a) reports they file.

To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, all of our officers, directors and greater than 10% shareholders complied with all applicable Section 16(a) filing requirements for the fiscal year ended January 31, 2012, with the exception of the following:

Susan Jeffs, a holder of more than 10% of our common stock, exercised a warrant to purchase 200,000 shares of our common stock on October 25, 2011 and reported the transaction on January 18, 2012.

Robert Andjelic, a holder of more than 10% of our common stock, filed a Form 3 eleven days, rather than 10 days, following the date of the event requiring the report.

Corporate Governance

Our board of directors has not yet adopted procedures by which stockholders may recommend nominees to the board of directors.

Nomination Process of Directors

Currently, due to our small size and because we are still in the development stage, we do not have a nominating committee responsible for identifying nominees to our board of directors.  Nominees to our board of directors are considered, and ultimately determined, by the board of directors as a whole.  Candidates are considered based upon various criteria.  Any present and future candidates must have integrity, accountability, judgment and perspective.  In addition, candidates are chosen based on their prior experience in our industry, leadership and business experience, as well as their ability to contribute toward governance, oversight and strategic decision-making.  While we have not adopted a policy regarding diversity of our board of directors, the board of directors, in identifying nominees for director, considers the diversity of experience, qualifications, attributes and skills that a potential nominee would bring to the board of directors.  Two of our current director nominees (Caitlin Jeffs and Michael Thompson) have a deep knowledge of our industry and one of our current director nominees, John Da Costa, is our Chief Financial Officer and is experienced in financial reporting.

New candidates may be identified through recommendations from members of management, search firms and discussions with other persons who may know of suitable candidates to serve on the board of directors.  We have not, to date, paid a fee to any third party to evaluate or assist in identifying or evaluating potential nominees.  Evaluations of prospective candidates will include a review of the candidate’s background and qualifications and interviews with management and the existing members of the board of directors.

Board Leadership

The board of directors does not have a formal policy on whether the roles of the chairperson of the board and the chief executive officer should be separate.  Caitlin Jeffs has served as our chief executive officer since April 2008 and as chairperson of the board since October 2007.  Ms. Jeffs has over 10 years of experience in mineral exploration.

We believe that having Ms. Jeffs serve as both chief executive officer and chairperson of the board is currently the best management structure for the company and its stockholders.  As chief executive officer, she is responsible for the day-to-day leadership and management of the company.  As chairperson of the board, she is also responsible for providing oversight, direction and leadership to the board of directors.  Given Ms. Jeffs’ knowledge and experience in our industry, we believe that she is in the best position to serve each of the functions described above.  As the company continues to grow, however, we will consider whether a separation of the role of the chairperson and chief executive officer positions would better serve the company.

Risk Oversight

Our board of directors is responsible for overseeing our risk management.  Since the board of directors currently has not established any committees to which it has delegated powers or duties, the board of directors, itself, is responsible for discussing with management our financial risk assessment, corporate compliance programs, and internal audit function.  Our board of directors regularly engages in discussions of the most significant risks that the company is facing and how these risks are being managed, and the board of directors receives reports on risk management from senior officers of the company as well as from outside advisors.  In addition, the board of directors reviews and approves significant developments, dispositions, potential acquisitions, investments and strategic relationships, and considers each such transaction in the context of our overall risk profile.  The board of directors believes that it effectively oversees the company’s risk management function.  However, as the company continues to grow, the board of directors will continue to assess whether certain functions would be better delegated to committees of the board of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of April 24, 2012.  The information in this table provides ownership information for:

•	each person known by us to be the beneficial owner of more than 5% of our common stock;

•	each of our directors, director nominees and named executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership has been determined in accordance with the rules and regulations of the United States Securities and Exchange Commission (the “SEC” or “Commission”) and includes voting or investment power with respect to our securities.  A person (or group of persons) is deemed to be the “beneficial owner” of our securities if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of, or to dispose or direct the disposition of such securities.  Accordingly, more than one person may be deemed to be the beneficial owner of the same security.  Unless otherwise indicated, the persons named in the table below have sole voting and/or investment power with respect to the number of shares of common stock indicated as beneficially owned by them.  A person is also deemed to be a beneficial owner of any security which that person has the right to acquire within 60 days, such as options or warrants to purchase shares of our common stock.  Common stock beneficially owned and percentage ownership are based on 17,689,634 shares outstanding as of April 24, 2012.

Name and Address of Beneficial Owner	Beneficial Ownership	% of Class

Directors and Executive Officers

Caitlin Jeffs, Chief Executive Officer	2,005,242	11.14%
195 Park Avenue
Thunder Bay, Ontario, Canada P7B 1B9

Michael Thompson, Director	399,524	2.22%
195 Park Avenue
Thunder Bay, Ontario, Canada P7B 1B9

Fladgate Exploration Consulting Corporation a	830,087	4.69%
195 Park Avenue
Thunder Bay, Ontario, Canada P7B 1B9

John Da Costa, Chief Financial Officer b	1,240,358	6.82%
#610 – 1100 Melville Street
Vancouver, British Columbia, Canada V6E4A6

All officers and directors as a group	4,475,211	24.87%

5% Shareholders

Richard N. Jeffs	4,472,119	24.14%
49 Pont Street
London, United Kingdom SW1X0BD

Susan Jeffs	2,246,670	12.13%
49 Pont Street
London, United Kingdom SW1X0BD

Robert Andjelic	5,000,000	24.77%
P.O. Box 69
Millarville, Alberta, Canada T0L 1K0

All 5% Shareholders as a group	11,718,789	61.04%

a	Fladgate Exploration Consulting Corporation is controlled by Caitlin Jeffs and Michael Thompson.
b	This sum includes 296,667 shares held by DaCosta Management Corp., a company owned by John Da Costa

PROPOSAL 1:     ELECTION OF DIRECTORS

We are asking the holders of our Voting Stock to elect three directors at the Annual Meeting (each a “Nominee” and collectively the “Nominees”).

The table below sets forth the name and age as of the record date of each Nominee and the period during which he or she has served on our board.  Each of the Nominees has agreed to serve if elected and has consented to being named in this proxy statement.

Name	Age	Director Since

Caitlin Jeffs	36	October 2007
Michael Thompson	42	October 2007
John Da Costa	47	Nominee

There is no arrangement or understanding between any of our Nominees and any other person pursuant to which any Nominee was or is to be selected as a director.

There is a family relationship between Caitlin Jeffs and Michael Thompson.  There are no family relationships between John Da Costa and our other directors and executive officers.

Directors and Executive Officers

The principal occupations and employment of each Nominee during the past five years, as well as for our executive officers, is set forth below.

Caitlin Jeffs, P. Geo.  Ms. Jeffs has been a director since October 2007 and our president, chief executive officer and secretary since April 21, 2008.  She has more than seven years of experience as an exploration geologist.  Ms. Jeffs graduated from the University of British Columbia in 2002 with an honors bachelor of science in geology.  She is a professional geologist on the register of the Association of Professional Geoscientists of Ontario.  She worked for Placer Dome (CLA) Ltd. in Canada from February 2003 until May 2006 where she worked as both a project geologist managing drill programs for the exploration department at Placer Dome’s Musselwhite Mine in Northwestern Ontario and then as part of the generative team evaluating potential projects in Northwestern Ontario. Placer Dome (since acquired by Barrick Gold Corp. and Gold Corp.) was a major mining company with operations in North America, Australia, Africa and South America.  Ms. Jeffs was a self-employed consulting geologist from May 2006 to April 2007.  She is one of the founders and the general manager of Fladgate Exploration Consulting Corporation, a firm of consulting geologists in Ontario, Canada, which provides its services to us.  She was a director of Trilogy Metals Inc., a resource exploration company listed on the TSX Venture Exchange, from July 2006 to May 2007.

Michael Thompson, P. Geo.  Mr. Thompson has been a director since October 2007 and our vice-president of exploration since April 2008.  He has more than ten years of experience as an exploration geologist.  Mr. Thompson graduated from the University of Toronto in 1997 with an honors bachelor of science in geology.  He is a professional geologist on the register of the Association of Professional Geoscientists of Ontario.  He worked in Canada for Teck Resources Ltd. from 1999 until 2002 as a project geologist managing exploration projects in Northwestern Ontario.  From January 2003 until May 2006 he worked for Placer Dome (CLA) Ltd. as both a project geologist managing drill programs for the exploration department at Placer Dome’s Musselwhite Mine in Northwestern Ontario and then as part of the generative team evaluating potential projects in Northwestern Ontario.  Teck Resources and Placer Dome (since acquired by Barrick Gold Corp. and Gold Corp.) are major mining companies with operations in North America, Australia, Africa and South America.  Mr. Thompson was a self-employed consulting geologist from May 2006 to April 2007.  He is a founder and the president of Fladgate Exploration Consulting Corporation, a firm of consulting geologists in Ontario, Canada, which provides its services to us.

We believe that the extensive education and experience that Ms. Jeffs and Mr. Thompson have as geologists make them uniquely qualified to serve as directors of our company.  Their knowledge of mining and geology provides them with the tools necessary to set goals for our business and to determine how those goals can be achieved.

John Da Costa.  Mr. Da Costa has been our chief financial officer and treasurer since May 13, 2008.  Mr. Da Costa has more than twenty years of experience providing bookkeeping and accounting services for both private and public companies and is the founder and president of Da Costa Management Corp., a company that has provided management and accounting services to public and private companies since August 2003.  We are a client of Da Costa Management Corp.  Mr. Da Costa is also a director and the chief executive officer (since February 2006) and chief financial officer and secretary (since May 2002) of GlobeTrac Inc., also a public company; and a director (from March 2004 – to July 2007) and chief executive officer and president (from July 2006 – to July 2007) and the chief financial officer (from April 2005 – to July 2007) of NWest Energy Corp. formerly (Trilogy Metals Inc.) a resource exploration company listed on the TSX Venture Exchange.  Mr. Da Costa’s extensive experience in providing accounting services to publicly traded companies listed on TSX led us to conclude that he should serve as a director in the event our listing application is approved by TSX.

Vote required for approval

In accordance with the Nevada Revised Statutes, directors will be elected by a plurality of votes cast.  Therefore, the Nominees who receive the highest number of votes will be elected.

Involvement in Certain Legal Proceedings

There is no past, pending or, to our knowledge, threatened litigation or administrative action to which any Nominee, officer or affiliate of the company, holders of over 5% of any class of voting securities of the company, or any associate of any of the foregoing persons are a party, which is adverse to us or, or in which such persons have a material interest that is adverse to us.

None of our Nominees or executive officers has, during the past ten years, been involved in any legal proceeding which would require disclosure under Item 401(f) of Regulation S-K.

Compensation of Directors

Our directors do not currently receive compensation for their services as directors nor are they reimbursed for expenses incurred in attending board meetings.

Recommendation by the Board of Directors

Our board of directors recommends that you vote FOR each of the Nominees listed above.

PROPOSAL 2:     RATIFICATION OF AUDITORS

The board of directors, subject to stockholder approval, appointed Dale Matheson Carr-Hilton LaBonte LLP (“Dale Matheson”) as our independent auditors for our financial statements for the fiscal year ended January 31, 2013.

Stockholder ratification of the appointment is not required by our Articles of Incorporation, our bylaws or the Nevada Revised Statutes.  If our stockholders fail to ratify our selection of auditor, our directors will reconsider whether to retain the firm.  Even if the appointment is ratified, our board of directors, in its discretion, may direct the appointment of a different independent accounting firm if the board of directors determines that such a change would be in our best interests and the best interests of our stockholders.

Dale Matheson has audited our financial statements commencing with the year ended January 31, 2011.  A representative of that firm is not expected to be present at the Annual Meeting.

The following table sets forth fees billed to us by Dale Matheson during the fiscal years ended January 31, 2011 and January 31, 2012 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services that were reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning, and (iv) all other fees for services rendered.

		January 31, 2011	January 31, 2012

(i)	Audit Fees	$31,966	$23,984
(ii)	Audit Related Fees	$0	$0
(iii)	Tax Fees	$2,755	$5,832
(iv)	All Other Fees	$0	$0

All of the above fees were billed to us by our independent auditor for the services categorized above.  We do not have an audit committee.  Audit fees included fees associated with the audit of our year-end financial statements and the review of documents filed with the Securities and Exchange Commission, including our Quarterly Reports on Form 10-Q and Annual Report on Form 10-K.  We incurred no audit-related fees, tax fees, or other fees.

Vote required for approval

Our bylaws require that this proposal be approved by 3% of the Voting Shares present in person or represented by proxy at the Annual Meeting.

Recommendation by the Board of Directors

Our board of directors recommends that you vote FOR the proposal.

PROPOSAL 3:     APPROVAL OF THE AMENDED AND RESTATED RED METAL RESOURCES LTD. 2011 EQUITY INCENTIVE PLAN

Description of the Plan

We are asking our stockholders to approve the Amended and Restated Red Metal Resources Ltd. 2011 Equity Incentive Plan (the “Plan”).  A copy of the Plan is attached to this Proxy Statement as Appendix “1”.  The Plan was adopted by our board of directors on April 24, 2012.

The purpose of the Plan is to benefit the company by enabling us to attract, retain and motivate officers, directors, employees and consultants (collectively, “Participants”) by providing them with the opportunity, through grants of options to purchase our common stock, to acquire an increased proprietary interest in the company.  All of our directors, officers, employees (including the directors, officers and employees of our subsidiary) and independent contractors are eligible to participate in the Plan.  The total number of shares of common stock subject to the Plan is 10% of our shares of common stock outstanding.  As of the date the Plan was adopted we had a total of 17,689,634 shares of common stock outstanding, therefore, assuming stockholder approval of this proposal, there will be included in the Plan 1,768,963 shares of common stock available for awards.  As of April 24, 2012, the closing price of a share of our common stock was $0.38.

The Plan will be administered by the board of directors or any committee that may be authorized by the board of directors.

The maximum number of shares which may be issued to insider Participants under the Plan, together with any other previously established or proposed share compensation arrangements, within any one year period shall be 10% of our outstanding common stock.  The maximum number of shares which may be issued to any one insider Participant and his or her associates under the Plan, together with any other previously established or proposed share compensation arrangements, within a one year period shall be 5% of the shares outstanding at the time of the grant (on a non-diluted basis).  The grant of an option under the Plan is discretionary.

The exercise price of an option shall be determined by the board of directors or the committee, as applicable, on the basis of the market price of the common stock on the date of grant.  An option grant may be subject to vesting conditions.  Options may be exercised in cash only.  The term of an option granted pursuant to the Plan may not be more than 10 years.

An option granted under the Plan shall be non-assignable and non-transferable by the Participant otherwise than by will or by the laws of descent and distribution, and such option shall be exercisable, during the Participant’s lifetime, only by the Participant.

The number of shares of our common stock subject to an option grant shall be adjusted in the event of

(a) a consolidation, merger or statutory amalgamation or arrangement of the company with or into another corporation, a separation of the business of the company into two or more entities or a transfer of all or substantially all of the assets of the company to another entity; in that event, upon the exercise of an option granted under the Plan, the Participant shall be entitled to receive the securities or property which the Participant would have received upon such consolidation, merger, amalgamation, arrangement, separation or transfer if the Participant had exercised the option immediately prior to the effective time of such event, unless the board of directors or the committee, as applicable, otherwise determines the basis upon which such option shall be exercisable.

(b) a change in the shares, whether by reason of a stock dividend, consolidation, subdivision, reclassification or otherwise; in that event an appropriate adjustment shall be made to the options granted under the Plan by the board of directors or the committee, as applicable, including without limitation, in: (i) the number of shares available under the Plan; (ii) the number of shares subject to any option granted under the Plan; and (iii) the exercise price of the shares subject to options granted under the Plan.

The board of directors or the committee, as applicable, may at any time amend or terminate the Plan, but where amended, such amendment is subject to regulatory approval.

The issuance of awards is discretionary and, to date, there have been no awards from the Plan that have been allocated to any Participant.

Federal Income Tax Consequences

The following is a summary of the federal income tax consequences to us and to participants who receive options under the Plan.

Options granted under the Plan to Participants will be “non-qualified stock options”, which are not intended to meet the requirements of Internal Revenue Code Section 422.  No taxable income is recognized by a Participant upon the grant of a non-qualified stock option.  The Participant will, in general, recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the Participant will be required to satisfy the tax withholding requirements applicable to such income.  We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the Participant with respect to the exercised non-qualified stock option.  The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the Participant.

Issuances from the Original Red Metal Resources Ltd. 2011 Equity Incentive Plan

As of the record date, we had issued the following stock options to the Participants in the table below from the original Red Metal Resources Ltd. 2011 Equity Incentive Plan.  We reserved a total of 1,600,000 shares for awards in the original plan.

Name and Position	Number of Option Shares
Executive officers
Caitlin Jeffs	230,000
Michael Thompson	230,000
John Da Costa	230,000
Subtotal Executive officers	690,000

All Other Employees	350,000

Total Option Grants	1,040,000

We believe that long-term equity based compensation awards are an effective incentive for our executives and employees to increase the long-term value of our common stock and that these awards aid us in attracting and retaining these individuals.  The awards provide our executives and employees with a proprietary interest in our continued growth and performance and more closely align their interests with those of our stockholders.  In addition, because options may sometimes terminate when an executive or employee leaves his or her employment, we believe that options are a useful incentive in promoting the retention of these individuals.

Vote required for approval

Our bylaws require that this proposal be approved by 3% of the Voting Shares present in person or represented by proxy at the Annual Meeting.

Recommendation by the Board of Directors

Our board of directors recommends that you vote FOR the proposal.

EXECUTIVE COMPENSATION AND OUTSTANDING EQUITY AWARDS AT 2012 FISCAL YEAR END

The following table summarizes all compensation for the 2012 and 2011 fiscal years received by our chief executive officer, our two most highly compensated executive officers who earned more than $100,000 and up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer at the end of the last completed fiscal year (collectively, the “Named Executive Officers”).

Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compen-sation ($)	Nonquali-fied Deferred Compen-sation Earnings ($)	All Other Compen-sation ($)	Total ($)

Caitlin Jeffs,	2012	--	--		116,618	(1)	--	--	--	116,618
chief executive officer, president and secretary	2011	--	--		--		--	--	--	--

Michael Thompson,	2012	--	--	--	116,618	(1)	--	--	--	116,618
vice president	2011	--	--	--	--		--	--	--	--

John Da Costa,	2012	--	--	--	116,618	(1)	--	--	--	116,618
chief financial officer	2011	--	--	--	--		--	--	--	--

(1) For information on the assumptions used to compute this amount, see Note 5 to our audited financial statements for the fiscal year ended January 31, 2012.

Equity Awards at Fiscal Year End

Name	Number of securities underlying unexercised options (exercisable)	Number of securities underlying unexercised options (unexercisable)	Equity Incentive Plan Awards: Number of securities underlying unexercised unearned options	Option Exercise Price	Option Expiration Date

Caitlin Jeffs	230,000	0	0	$0.50	September 2, 2013
Michael Thompson	230,000	0	0	$0.50	September 2, 2013
John Da Costa	230,000	0	0	$0.50	September 2, 2013

We have no employment agreements with our Named Executive Officers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Described below are certain transactions or series of transactions between us and our executive officers, directors and the beneficial owners of 5% or more of our common stock, and certain persons affiliated with or related to these persons, including family members, in which they had or will have a direct or indirect material interest in an amount that exceeds the lesser of $120,000 or 1% of the average of our total assets as of year-end for the last two completed fiscal years, other than compensation arrangements that are otherwise required to be described under “Executive Compensation.”

Since February 1, 2010, the directors, executive officers, or holders of more than 5% of our common stock, or members of their immediate families, as described below, have completed transactions with us in which they had direct or indirect material interests that exceeded the lesser of $120,000 or 1% of the average of our total assets at year end for the last two completed fiscal years, other than compensation arrangements that are otherwise required to be described under "Executive Compensation".

Amounts due to related parties

Table 1 describes amounts due to related parties that were incurred during the fiscal years ended January 31, 2011 and January 31, 2012, and through April 23, 2012.

Table 1: Due to related parties
	Period ended	Fiscal years ended January 31,

	April 23, 2012	2012	2011
Due to Da Costa Management Corp. a	$224,004	$190,608	$228,330
Due to Fladgate Exploration Consulting Corporation b	$828,118	$658,950	$207,742
Due to Minera Farellon Limitada c	$54,589	$51,957	$63,692
Due to Kevin Mitchell d	$3,097	$4,047	$10,347

a   During the period from February 1, 2012 to April 23, 2012 we paid or accrued a total of $81,920 in consulting and other business expenses paid on our behalf to Da Costa Management Corp. During the years ended January 31, 2012 and 2011, we paid or accrued a total of $298,797 and $181,384, respectively, in consulting and other business expenses paid on our behalf to Da Costa Management Corp.
b   During the period from February 1, 2012 to April 23, 2012 we paid or accrued a total of $171,984 in administration, mineral exploration, and investor relations services as well as other business expenses paid on our behalf to Fladgate Exploration Consulting Corporation, a company controlled by our directors. During the year ended January 31, 2012, we paid or accrued a total of $667,796 in advertising and promotion, mineral exploration and associated travel, and other business expenses to the same company. During the year ended January 31, 2011, we paid or accrued a total of $142,547 in advertising and promotion, mineral exploration and associated travel, and other business expenses to the same company.
c    During the period from February 1, 2012 to April 23, 2012 we paid or accrued a total of $8,784 in administration, automobile and rental expenses to Minera Farellon Limitada, a company owned by Kevin Mitchell, and Richard Jeffs, the father of our president. During the years ended January 31, 2012 and 2011, we paid or accrued a total of $48,990 and $63,208 in administration, automobile, rental, and other business expenses to the same company.
d   During the period from February 1, 2012 to April 23, 2012 we paid or accrued a total of $12,028 in administration expense to Kevin Mitchell, an officer of Chilean subsidiary. During the years ended January 31, 2012 and 2011, we paid or accrued $47,315 and $26,221, respectively, in administration expenses to the same officer.

Notes payable to related party

Table 2 describes the promissory notes payable to related parties including accrued interest as at January 31, 2012 and 2011, and through April 23, 2012

Table 2: Notes payable to related parties
		Fiscal years ended January 31,
	Period ended April 23, 2012	2012	2011

Note payable to the company owned by Richard Jeffs a	$–	$56,164	$52,902
Note payable to Richard Jeffs a	$111,675	$53,115	$–
Note payable to Fladgate Exploration Consulting Corporation b	$65,839	$63,910	$–
Notes payable to Caitlin Jeffs b	$56,794	$55,129	$60,746
Notes payable to John da Costa c	$8,657	$8,502	$–

Total notes payable to related parties	$239,003	$236,820	$113,648

a   Principle amount of the note payable to the company owned by Richard Jeffs was $50,000; it was payable on demand, unsecured and bore interest at 6% per annum compounded monthly. The note was repaid in full on March 13, 2012. Principle amount of the notes payable to Richard Jeffs is $108,000; these notes bear interest at 8% per annum compounded monthly. Interest of $3,675 had accrued as at April 23, 2012. The largest aggregate amount of principal outstanding to Richard Jeffs and the company owned by him during the period for which disclosure is provided was $158,000.
b   The principle amounts of the notes payable to Caitlin Jeffs are $55,000 Cdn, they are payable on demand, unsecured and bear interest at 8% per annum compounded monthly. Interest of $1,440 had accrued as at April 23, 2012. Principle amount of the note payable to Fladgate Exploration Consulting Corporation is $62,389 Cdn; it is payable on demand, unsecured and bears interest at 8% per annum compounded monthly. Interest of $3,049 Cdn had accrued as at April 23, 2012. The largest aggregate amount of principal outstanding to Caitlin Jeffs during the period for which disclosure is provided was approximately $117,389 Cdn (approximately 118,144 US).
c   The principle amount of the note payable to John da Costa is $8,500 US, it is payable on demand, unsecured and bears interest at 8% per annum compounded monthly. Interest of $157 had accrued as at April 23, 2012. The largest aggregate amount of principle outstanding to John da Costa during the period for which disclosure is provided was approximately $80,454 US.

Transactions with directors and officers

We have completed a number of transactions with our directors and officers:

•
On April 7, 2011, under the private equity financing, we issued 83,333 units at $0.30 per unit to Caitlin Jeffs and 83,333 units at $0.30 per unit to Michael Thompson. Each unit consists of one common share and one warrant entitling the holder to purchase one share of common stock for $0.50 per share. The warrants expire on April 7, 2013.

•
On April 7, 2011, under the private equity financing, we issued 266,667 units at $0.30 per unit to John da Costa. Each unit consists of one common share and one warrant entitling the holder to purchase one share of common stock for $0.50 per share. The warrants expire on April 7, 2013.

•
On September 2, 2011, under the Equity Incentive Plan we granted to John da Costa, Caitlin Jeffs and Michael Thompson 230,000 options each to purchase the Company’s common stock. The options are exercisable at $0.50 for a term of two years.

Transactions with other related parties

On April 12, 2011, we paid Minera Farellon Limitada 10,000,000 pesos (approximately $20,000) to acquire the Che mining claims. On August 12, 2011, we paid 4,741,000 pesos (approximately $10,000 US) to acquire an option to purchase the Veta Negra and Exon mining claims.

On April 7, 2011, under a private equity financing, we issued 2,500,000 units at $0.30 per unit to Robert Andjelic. Each unit consists of one common share and one warrant entitling the holder to purchase one share of common stock for $0.50 per share. The warrants expire on April 7, 2013. On the same date, we entered into the Board Observer Agreement with Mr. Andjelic. Subject to certain exceptions, Mr. Andjelic has the right to attend in a non-voting capacity any meeting of the board, to receive all notices of board meetings and other information distributed to the members of the board, and to receive copies of actions taken by written consent.

We have completed a number of transactions with relatives of our president:

•
On April 7, 2011, under the private equity financing, we issued 833,334 units at $0.30 per unit to Richard Jeffs. Each unit consists of one common share and one warrant entitling the holder to purchase one share of common stock for $0.50 per share. The warrants expire on April 7, 2013.

•
On April 7, 2011, under the private equity financing, we issued 833,333 units at $0.30 per unit to Susan Jeffs. Each unit consists of one common share and one warrant entitling the holder to purchase one share of common stock for $0.50 per share. The warrants expire on April 7, 2013

•	On October 25, 2011, Susan Jeffs exercised her warrant to purchase 200,000 units of our common stock at a price of $0.30 per share. The shares were issued on November 28, 2011.

STOCKHOLDER PROPOSALS

The deadline for submitting a stockholder proposal under Rule 14a-8 of the Securities Exchange Act (“Rule 14a-8”) for inclusion in our proxy statement and form of proxy for the 2013 annual meeting of stockholders is December 31, 2012.  If the date of the 2013 annual meeting is advanced or delayed more than 30 days from the date of this Annual Meeting, stockholder proposals intended to be included in the proxy statement for the 2013 annual meeting must be received by us within a reasonable time before we begin to print and mail the proxy statement for the 2013 annual meeting.  Upon any determination that the date of the 2013 annual meeting will be advanced or delayed by more than 30 days from the date of this Annual Meeting, we will disclose the change in the earliest practicable Quarterly Report on Form 10-Q.  We reserve the right to exclude stockholder proposals pursuant to Securities and Exchange Commission rules, or if untimely.  If a stockholder nominates a director candidate, in order for such nomination to be valid and acceptable, all information requested by our board of directors concerning such candidate must be furnished to our board of directors within a reasonable time prior to the above deadline for stockholder proposals.

Any proposal should be addressed to Caitlin Jeffs, Secretary, Red Metal Resources Ltd., 195 Park Avenue, Thunder Bay, Ontario, Canada P7B 1B9 and should be sent by certified mail, return receipt requested or another form that will provide confirmation of delivery.

HOUSEHOLDING OF PROXY MATERIALS

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders.  This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker or direct your written request to Red Metal Resources Ltd., Attn.: Caitlin Jeffs, 195 Park Avenue, Thunder Bay, Ontario, Canada P7B 1B9.  Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. The Securities and Exchange Commission maintains an Internet world wide web site that provides access, without charge, to reports, proxy statements and other information about issuers who file electronically with the Securities and Exchange Commission. The address of that site is http://www.sec.gov.

You also may obtain copies of these materials by mail from the Public Reference Section of the Securities and Exchange Commission, 100 F Street, N.E., Room 1580 Washington, D.C, 20549, at prescribed rates.  These materials are also available from the Securities and Exchange Commission in person at any one of its public reference rooms. Please call the Securities and Exchange Commission at l-800-SEC-0330 for further information on its public reference rooms. You may read and copy this information at the following location:

Public Reference Room
100 F Street, N.E.
Room 1580
Washington, D.C. 20549

You can also obtain, without charge, reports, proxy statements and other information, including without limitation any information we may incorporate by reference herein, about us, by contacting: Red Metal Resources Ltd., Attn.: Caitlin Jeffs, 195 Park Avenue, Thunder Bay, Ontario, Canada P7B 1B9, telephone: (807) 345-7384.

OTHER MATTERS

A copy of our Annual Report on Form 10-K for the fiscal year ended January 31, 2012, including financial statements, accompany this proxy statement.

APPENDIX 1

AMENDED AND RESTATED RED METAL RESOURCES LTD. 2011 EQUITY INCENTIVE PLAN

AMENDED AND RESTATED

RED METAL RESOURCES LTD.

2011 EQUITY INCENTIVE PLAN

1.	PURPOSE

The purpose of this equity incentive plan (the "Plan") is to authorize the grant to Eligible Persons (as such term is defined below) of Red Metal Resources Ltd. (the "Corporation") of options to purchase common shares ("shares") of the Corporation's capital and thus benefit the Corporation by enabling it to attract, retain and motivate Eligible Persons by providing them with the opportunity, through share options, to acquire an increased proprietary interest in the Corporation.

2.	ADMINISTRATION

The Plan shall be administered by the board of directors of the Corporation or a committee established by the board of directors for that purpose (the "Committee"). Subject to approval of the granting of options by the board of directors or Committee, as applicable, the Corporation shall grant options under the Plan.

3.	SHARES SUBJECT TO PLAN

(a)
Subject to adjustment under the provisions of paragraph 12 hereof, the aggregate number of shares of the Corporation which may be issued and sold under the Plan will not exceed 10% of the aggregate number of shares of the Corporation issued and outstanding from time to time. The total number of shares which may be reserved for issuance to any one individual under the Plan shall not exceed 5% of the outstanding issue in any 12 month period. The Corporation shall not, upon the exercise of any option, be required to issue or deliver any shares prior to (a) the admission of such shares to listing on any stock exchange on which the Corporation's shares may then be listed, and (b) the completion of such registration or other qualification of such shares under any law, rules or regulation as the Corporation shall determine to be necessary or advisable. If any shares cannot be issued to any optionee for whatever reason, the obligation of the Corporation to issue such shares shall terminate and any option exercise price paid to the Corporation shall be returned to the optionee.

(b)
Whenever the constating documents of the Corporation limit the number of authorized shares, a sufficient number of shares shall be reserved by the board of directors to satisfy the exercise of options granted under this Plan.  Shares that were the subject of options that have lapsed or terminated shall thereupon no longer be in reserve and may once again be subject to an option granted under this Plan. If any option has been exercised, the number of shares into which such option was exercised shall become available to be issued upon the exercise of options subsequently granted under the Plan.

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4.	LIMITS WITH RESPECT TO INSIDERS

(a)
The maximum number of shares which may be reserved for issuance to insiders under the Plan, any other employer stock option plans or options for services, shall be 10% of the shares issued and outstanding at the time of the grant (on a non-diluted basis).

(b)
The maximum number of shares which may be issued to insiders under the Plan, together with any other previously established or proposed share compensation arrangements, within any one year period shall be 10% of the outstanding issue. The maximum number of shares which may be issued to any one insider and his or her associates under the Plan, together with any other previously established or proposed share compensation arrangements, within a one year period shall be 5% of the shares outstanding at the time of the grant (on a non-diluted basis).

(c)
Any entitlement to acquire shares granted pursuant to the Plan, any other employer stock option plans, options for services or other share compensation agreement, prior to the optionee becoming an insider, shall be included for the purpose of the limits set out in paragraphs (a) and (b) above.

(d)	For the purposes of the Plan, “insider” shall have the same meaning that is ascribed to the term “Insider” in the TSX Venture Exchange Corporate Finance Manual.

5.	ELIGIBILITY

Options shall be granted only to Eligible Persons. The term "Eligible Person" means:

(a)	an officer or director of the Corporation or any of its subsidiaries;

(b)	any of the following individuals::

(i)	an individual who is considered an employee of the Corporation or any of its subsidiaries under the Income Tax Act (Canada),

(ii)
an individual who works full-time for the Corporation or any of its subsidiaries providing services normally provided by an employee and who is subject to the same control and direction by the Corporation over the details and methods of work as an employee of the Corporation, but for whom income tax deductions are not made at source, or

(iii)
an individual who works for the Corporation or any of its subsidiaries on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Corporation over the details and methods of work as an employee of the Corporation, but for whom income tax deductions are not made at source,

2

any such individual, an "Employee";

(c)	an individual who:

(i)	provides ongoing consulting services to the Corporation or an affiliate of the Corporation under a written contract;

(ii)	possesses technical, business or management expertise of value to the Corporation or an affiliate of the Corporation;

(iii)	spends a significant amount of time and attention on the business and affairs of the Corporation or an affiliate of the Corporation;

(iv)	has a relationship with the Corporation or an affiliate of the Corporation that enables the individual to be knowledgeable about the business and affairs of the Corporation; and

any such individual, a "Consultant".

For purposes of the foregoing, a Company is an “affiliate” of another Company if: (a) one of them is the subsidiary of the other; or (b) each of them is controlled by the same person.

The term "Investor Relations Activities" means any activities or oral or written communications, by or on behalf of the Corporation or shareholder of the Corporation, that promote or reasonably could be expected to promote the purchase or sale of securities of the Corporation, but does not include:

(a)	the dissemination of information provided, or records prepared, in the ordinary course of business of the Corporation

(i)	to promote the sale of products or services of the Corporation, or

(ii)	to raise public awareness of the Corporation,

  that cannot reasonably be considered to promote the purchase or sale of securities of the Corporation;

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(b)	activities or communications necessary to comply with the requirements of

(i)	applicable securities laws, policies or regulations,

(ii)
the rules, and regulations of The TSX Venture Exchange ("TSXV") or the by-laws, rules or other regulatory instruments of any other self regulatory body or exchange having jurisdiction over the Corporation;

(c)
communications by a publisher of, or writer for, a newspaper, magazine or business or financial publication, that is of general and regular paid circulation, distributed only to subscribers to it for value or to purchasers of it, if

(i)	the communication is only through the newspaper, magazine or publication, and

(ii)	the publisher or writer received no commission or other consideration other than for acting in the capacity of publisher or writer; or

(d)	activities or communications that may be otherwise specified by TSXV

For the purposes of the Plan, no person who engages in Investor Relations Activities will be an Eligible Person.

For stock options to Eligible Persons, the Company must represent that the Eligible Person renders bona-fide services to the Company which are not related to or rendered in connection with Investor Relations Activities. The terms "controlled" and "subsidiary" shall have the meanings ascribed thereto in the Securities Act (Ontario) from time to time. Subject to the foregoing, the board of directors or Committee, as applicable, shall have full and final authority to determine the persons who are to be granted options under the Plan and the number of shares subject to each option.

6.	LIMITS WITH RESPECT TO CONSULTANTS

The maximum number of shares which may be reserved for issuance to any one Consultant under the Plan, any other employer stock options plans or options for services, within any 12 month period, shall be 2% of the shares issued and outstanding at the time of the grant (on a non-diluted basis).

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7.	PRICE

The purchase price (the "Price") for the shares of the Corporation under each option shall be determined by the board of directors or Committee, as applicable, on the basis of the market price, where "market price" shall mean the prior trading day closing price of the shares of the Corporation on any stock exchange on which the shares are listed or last trading price on the prior trading day on any dealing network where the shares trade, and where there is no such closing price or trade on the prior trading day, "market price" shall mean the average of the daily high and low board lot trading prices of the shares of the Corporation on any stock exchange on which the shares are listed or dealing network on which the shares of the Corporation trade for the five (5) immediately preceding trading days. In the event the shares are listed on the TSXV, the price may be the market price less any discounts from the market price allowed by the TSXV, subject to a minimum price of $0.10. The approval of disinterested shareholders will be required for any reduction in the Price of a previously granted option to an insider of the Corporation.

8.	PERIOD OF OPTION AND RIGHTS TO EXERCISE

Subject to the provisions of this paragraph 8 and paragraphs 9, 10 and 17 below, options will be exercisable in whole or in part, and from time to time, during the currency thereof. Options shall not be granted for a term exceeding ten years. The shares to be purchased upon each exercise of any option (the "optioned shares") shall be paid for in full at the time of such exercise, Except as provided in paragraphs 9 and 10 below, no option which is held by a service provider may be exercised unless the optionee is then a service provider for the Corporation.  Notwithstanding any other provision of the Plan, each option that would otherwise expire during a Blackout Period (as hereinafter defined) or within ten days of the expiry date of a Blackout Period shall be deemed to expire ten days immediately following the expiration of the Blackout Period. For the purposes of the foregoing, “Blackout Period” means a period of time during which (i) the trading guidelines of the Corporation, as amended or replaced from time to time, restrict one or more officers, consultants or employees of the Corporation or any of its subsidiaries from trading in securities of the Corporation, or (ii) the Corporation has determined that one or more of the officers, consultants or employees of the Corporation or any of its subsidiaries may not trade any securities of the Corporation.

9.	CESSATION OF PROVISION OF SERVICES

(a)
Subject to paragraph 10 below, if any optionee who is a service provider shall cease to be an Eligible Person of the Corporation for any reason other than the termination of the optionee’s services by the Corporation for cause, the optionee may, but only within the period of one year (unless such period is extended by the board of directors or the Committee, as applicable, and approval is obtained from the stock exchange on which the shares of the Corporation trade), next succeeding such cessation and in no event after the expiry date of his, her or its option, exercise his, her or its option.

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(b)
If an optionee who is a service provider shall cease to be an Eligible Person of the Corporation by reason of the termination of the optionee’s services by the Corporation for cause, the optionee may, but only within the period of ninety days (unless such period is extended by the board of directors or the Committee, as applicable, and approval is obtained from the stock exchange on which the shares of the Corporation trade), next succeeding such cessation, and in no event after the expiry date of his, her or its option, exercise his, her or its option.

10.	DEATH OF OPTIONEE

In the event of the death of an optionee during the currency of the optionee's option, the option theretofore granted to the optionee shall be exercisable within, but only within, the period of one year next succeeding the optionee's death (unless such period is extended by the board of directors or the Committee, as applicable, and approval is obtained from the stock exchange on which the shares of the Corporation trade). Before expiry of an option under this paragraph 10, the board of directors or Committee, as applicable, shall notify the optionee's representative in writing of such expiry.

11.	NON-ASSIGNABILITY AND NON-TRANSFERABILITY OF OPTION

An option granted under the Plan shall be non-assignable and non-transferable by an optionee otherwise than by will or by the laws of descent and distribution, and such option shall be exercisable, during an optionee's lifetime, only by the optionee.

12.	ADJUSTMENTS IN SHARES SUBJECT TO PLAN

(a)
If there is a consolidation, merger or statutory amalgamation or arrangement of the Corporation with or into another corporation, a separation of the business of the Corporation into two or more entities or a transfer of all or substantially all of the assets of the Corporation to another entity, upon the exercise of an option granted under the Plan, the optionee shall be entitled to receive the securities or property which the optionee would have received upon such consolidation, merger, amalgamation, arrangement, separation or transfer if the optionee had exercised the option immediately prior to the effective time of such event, unless the board of directors or the Committee, as applicable, otherwise determines the basis upon which such option shall be exercisable.

(b)
In the event there is any change in the shares, whether by reason of a stock dividend, consolidation, subdivision, reclassification or otherwise, an appropriate adjustment shall be made to the options granted under the Plan by the board of directors or the Committee, as applicable, including without limitation, in: (i) the number of shares available under the Plan; (ii) the number of shares subject to any option granted under the Plan; and (iii) the exercise price of the shares subject to options granted under the Plan. If the foregoing adjustment shall result in a fractional share, the fraction shall be disregarded. All such adjustments shall be conclusive, final and binding for all purposes of the Plan.

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13.	AMENDMENT AND TERMINATION OF THE PLAN

The board of directors or Committee, as applicable, may at any time amend or terminate the Plan, but where amended, such amendment is subject to regulatory approval.

14.	EFFECTIVE DATE OF THE PLAN

The Plan becomes effective on the date of its approval by the shareholders of the Corporation.

15.	EVIDENCE OF OPTIONS

Each option granted under the Plan shall be embodied in a written option agreement between the Corporation and the optionee which shall give effect to the provisions of the Plan.

16.	EXERCISE OF OPTION

Subject to the provisions of the Plan and the particular option, an option may be exercised from time to time by delivering to the Corporation at its registered office a written notice of exercise specifying the number of shares with respect to which the option is being exercised and accompanied by payment in cash or certified cheque for the full amount of the purchase price of the shares then being purchased.

Upon receipt of a certificate of an authorized officer directing the issue of shares purchased under the Plan, the transfer agent is authorized and directed to issue and countersign share certificates for the optioned shares in the name of such optionee or the optionee's legal personal representative or as may be directed in writing by the optionee's legal personal representative, as the case may be.

17.	VESTING RESTRICTIONS

Options issued under the Plan may vest at the discretion of the board of directors or Committee, as applicable.

18.	NOTICE OF SALE OF ALL OR SUBSTANTIALLY ALL SHARES OR ASSETS

If at any time when an option granted under this Plan remains unexercised with respect to any optioned shares:

(a)	the Corporation seeks approval from its shareholders for a transaction which, if completed, would constitute an Acceleration Event (as hereinafter defined; or

7

(b)	a third party makes a bona fide formal offer or proposal to the Corporation or its shareholders which, if accepted, would constitute an Acceleration Event;

the Corporation shall notify the optionee in writing of such transaction, offer or proposal as soon as practicable and, provided that the board of directors or Committee, as applicable, has determined that no adjustment shall be made pursuant to section 12 hereof, (i) the board of directors or Committee, as applicable, may permit the optionee to exercise the option granted under this Plan, as to all or any of the optioned shares in respect of which such option has not previously been exercised (regardless of any vesting restrictions, but subject to the approval of any stock exchange on which the Common Sharse trade (if required)),, during the period specified in the notice (but in no event later than the expiry date of the option), so that the optionee may participate in such transaction, offer or proposal; and (ii) the board of directors or Committee, as applicable, may require the acceleration of the time for the exercise of the said option and of the time for the fulfilment of any conditions or restrictions on such exercise.

For these purposes, an Acceleration Event means:

(a)
the acquisition by any "offeror" (as defined in Part XX of the Securities Act (Ontario)) of beneficial ownership of more than 50% of the outstanding voting securities of the Corporation, by means of a takeover bid or otherwise;

(b)
any consolidation, merger, statutory amalgamation or arrangement involving the Corporation and pursuant to which the Corporation will not be the continuing or surviving corporation or pursuant to which the Common Shares will be converted into cash or securities or property of another entity, other than a transaction involving the Corporation and in which the shareholders of the Corporation immediately prior to the completion of the transaction will have the same proportionate ownership of the surviving corporation immediately after the completion of the transaction;

(c)	a separation of the business of the Corporation into two or more entities;

(d)	any sale, lease exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Corporation; or

(e)	the approval by the shareholders of the Corporation of any plan of liquidation or dissolution of the Corporation.

19.	RIGHTS PRIOR TO EXERCISE

An optionee shall have no rights whatsoever as a shareholder in respect of any of the optioned shares (including any right to receive dividends or other distributions therefrom or thereon) other than in respect of optioned shares in respect of which the optionee shall have exercised the option to purchase hereunder and which the optionee shall have actually taken up and paid for.

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20.	GOVERNING LAW

 This Plan shall be construed in accordance with and be governed by the laws of the Province of Ontario and shall be deemed to have been made in said province. If any provision of the Plan or any option contravenes any law or any order, policy, by-law or regulation of any regulatory body having jurisdiction over the securities of the Corporation, then such provision shall be deemed to be amended to the extent necessary to bring such provision into compliance therewith.

21.	EXPIRY OF OPTION

On the expiry date of any option granted under the Plan, and subject to any extension of such expiry date permitted in accordance with the Plan, such option hereby granted shall forthwith expire and terminate and be of no further force or effect whatsoever as to such of the optioned shares in respect of which the option has not been exercised.

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors Nominees	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Caitlin Jeffs 02 Michael Thompson 03 John Da Costa

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000145117_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com.

RED METAL RESOURCES LTD
Annual Meeting of Shareholders
May 18, 2012 1:00 PM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Caitlin Jeffs and Michael Thompson, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of RED METAL RESOURCES LTD. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 01:00 PM, local time on 5/18/2012, at the Red Metal Resources Ltd. offices located at 195 Park Avenue in Thunder Bay, Ontario, Canada P7B 1B9, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000145117_2 R1.0.0.11699